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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                              -------------------


                                   FORM 8-K

                                CURRENT REPORT

                              -------------------


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                              -------------------


      Date of Report (Date of earliest event reported):  January 1, 1998


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                           EFI ELECTRONICS CORPORATION
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)



      Delaware                         0-15967                  75-2072203
---------------------             ------------------        -------------------
(State or other jurisdiction     (Commission File No.)         (IRS Employer
  of incorporation)                                          Identification No.)



                              1751 South 4800 West
                           Salt Lake City, Utah 84104
                 -----------------------------------------------
          (Address of principal executive offices, including zip code)



                                 (801) 977-9009
                 -----------------------------------------------
              (Registrant's telephone number, including area code)





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                               TABLE OF CONTENTS


   Item 2. Acquisition or Disposition of Assets..............................  1
           ------------------------------------

   Item 7. Financial Statements, Pro Forma Financial Information and Exhibits  1
           ------------------------------------------------------------------
         a.    Financial Statements and Pro Forma Financial Information......  1
               --------------------------------------------------------
         b.    Exhibits......................................................  1
               --------

   SIGNATURES................................................................  2






























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Item 2. Acquisition or Disposition of Assets.
        -------------------------------------

      On January 1, 1998, EFI Electronics Corporation (the "Company") completed the acquisition of 50% of the outstanding shares of EFI Electronics Europe SL, a Spanish company having its principal place of business in Barcelona, Spain ("EFI Spain"). The Company owned the remaining 50% of the shares of EFI Spain prior to the acquisition. EFI Spain was a joint venture between the Company and third parties which was organized to engage in European distribution of the products of the Company.

      The purchase price for the shares was $400,000 U.S., subject to adjustment based upon final audited statements of EFI Spain, and 220,000 shares of the Company's Common Stock. The purchase price and number of shares of Common Stock of the Company paid for the shares of EFI Spain was determined through arms'-length negotiations conducted by principals of the Company and the principal shareholder of EFI Spain. There was no material relationship between the shareholders of EFI Spain and the Company or any of its affiliates, any director or officer of the Company, or any associate of any such director or officer.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
        -------------------------------------------------------------------

      a.    Financial Statements and Pro Forma Financial Information.
            ---------------------------------------------------------

            As of the date of this filing, it is impracticable for the registrant to provide the financial statements and information specified in Item 7 of Form 8-K. The registrant intends to file an amendment to Form 8-K to include such financial statements and information not later than March 3, 1998.

      b.    Exhibits.
            ---------


            2.1  -- Share  Purchase  Agreement  dated  November  21, 1997  to be effective January1, 1998

            99.1 -- Press Release dated January 12, 1998






















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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        EFI ELECTRONICS CORPORATION



                                        /s/ RICHARD D. CLASEN
                                        ----------------------------------------
                                        Richard D. Clasen, President
                                        and Chief Executive Officer


Date: January 12, 1998

























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